M FUND, INC.

SUMMARY PROSPECTUS

May 1, 2023

M Large Cap Growth Fund (MTCGX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at http://www.mfin.com/m-funds. You can also get this information at no cost by calling the Fund at 888-736-2878. The Fund's prospectus and statement of additional information, both dated May 1, 2023, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

M LARGE CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.59%
Distribution (12b-1) Fee	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point. In order to determine a target P/E, DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach, government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted.

Additionally, Environmental, Social, and Governance ("ESG") is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. DSM assigns a proprietary ESG score to every company that it researches. Scores range from 0 to 10 (with 10 being the best), and DSM utilizes MSCI's ESG Controversies as a starting point to make adjustments to ESG scores across five key categories: environment, customers, human rights / community, labor rights / supply chain, and governance. These categories are then broken down further into over 20 subcategories. Each Analyst/Portfolio Manager at DSM completes in-depth research on ESG issues impacting a company and assigns scores using a consistent in-house methodology. DSM stores all ESG communications and developments in centralized folders so that companies' ESG histories and DSM's ESG activities are available to all Analyst/Portfolio Managers. In addition to weekly updates from MSCI, DSM's investment team utilizes in-depth ongoing monitoring to identify ESG issues not fully captured by MSCI.

ESG scores are included in DSM's internal summaries and have an impact on DSM's investment decisions. ESG considerations and the implementation of ESG scores and in-house research have both kept DSM from investing in certain companies and have led to DSM selling portfolio holdings.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

COVID-19 Pandemic Risk. The global outbreak of the novel coronavirus and related disease (COVID-19) continues to create significant economic and social uncertainty throughout the world and is causing significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions are having significant economic impacts. These impacts are on-going and may last for an extended period of time. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's net asset value.

Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.

ESG Risk. ESG is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. There is no guarantee that DSM's ESG policy will result in the optimal asset allocation or portfolio construction leading to the best risk-adjusted returns. Moreover, the companies or industries subject to negative screening may not necessarily correspond directly with investors' own subjective views or ethical and moral standards or ESG aspirations. ESG considerations may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. This lack of uniformity and objective metrics can lead to missed opportunities or miscalculations as to the realized future impact of perceived positive and negative ESG factors on company fundamentals, leading to less than desired investment outcomes. DSM makes no express or implied representations or warranties regarding the accuracy, completeness, effectiveness, fairness, or fitness for a particular purpose with respect to ESG assessments, negative screens, integration or engagement activities.

Sustainability Risk. DSM's ESG policy integrates sustainability risks into its investment objectives and policies by identifying, evaluating and managing relevant risks. DSM measures and integrates sustainability risks based on their financial materiality using a blend of inputs including proprietary analysis and third-party information sources. Sustainability risks may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. There is no guarantee that this data will be correctly assessed. A "sustainability risk" means an environmental, social or governance event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of the investment. If a sustainability risk associated with an investment materializes, it could lead to the loss in value of an investment. Sustainability risks may vary from investment to investment and could include, but are not limited to, risks of environmental damage, social risks (including safety and human rights violations and exploitation), governance risks (inadequate oversight and internal governance of the companies, including management and board structure, compensation and approach to anti-bribery and anti-corruption, litigation risks linked to ESG issues, as well as the risk of political and regulatory changes on investments related to each of the foregoing.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company's preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company's preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. An issuer may decide to call its outstanding preferred stock in various environments based on its assessment of the relative cost of capital across the company's capital structure.

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

Rights and Warrants Risk. Rights and warrants involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Investing in a Small Number of Securities Risk. As a result of the relatively small number of securities held by the Fund, there may be more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the strategy's performance.

Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk. The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Foreign Securities and Currencies Risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign security risk or foreign currency risk.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates rise or economic conditions deteriorate.

Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. In 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region.

China Investments Risk. There are special risks associated with investments in China and Taiwan, which are considered emerging market countries by the Fund. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. Further, investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the Fund. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities ("VIEs") that operate in sectors in which China restricts and/or prohibits foreign investments. The Chinese government's acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance, the Russell 1000® Growth Index. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  25.91% (for the quarter ended 6/30/2020)

Lowest quarterly return:  (17.70)% (for the quarter ended 6/30/2022)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000® Growth Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2022)

	One Year	Five Years	Ten Years
M Large Cap Growth Fund	(25.41)%	8.60%	12.73%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	(29.14)%	10.96%	14.10%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DSM is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from DSM. The following persons are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Daniel Strickberger	October 2009	Managing Partner and Chief Investment Officer ("CIO")
Justin Burk, CFA	October 2009	Portfolio Manager/Research Analyst
David McVey, CFA	October 2009	Portfolio Manager/Research Analyst, Deputy CIO
Steve Tish, CFA	October 2009	Portfolio Manager/Research Analyst
Eric Woodworth, CFA	October 2009	Portfolio Manager/Research Analyst, Deputy CIO
Hannah Chiang	April 2015	Portfolio Manager/Research Analyst
Takamune Fujikawa, CFA	May 2018	Portfolio Manager/Research Analyst
Shirley Hu Anderson, CFA	August 2021	Portfolio Manager/Research Analyst
Giles Evans, CFA	June 2021	Analyst

PURCHASING FUND SHARES

The Fund is available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Fund. You cannot buy shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

REDEEMING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may redeem Fund shares to generate cash. For example, a separate account may redeem Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the redemption are usually sent to the separate account on the next business day. The Fund may suspend redemptions of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

The Fund expects to qualify for taxation as a regulated investment company under subchapter M of chapter 1 of the Internal Revenue Code of 1986 for each taxable year. To qualify for taxation as a regulated investment company, the Fund must satisfy certain source-of-income, asset-diversification, and annual distribution requirements. Provided that the Fund satisfies the requirements to be taxed as a regulated investment company for each taxable year, the Fund will not be subject to U.S. federal income tax at corporate rates on its ordinary income and capital gains that it timely distributes to its shareholders. The Fund intends to distribute to its shareholders substantially all of its ordinary income and capital gains, if any, on an annual basis. Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in the Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from their contracts. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. Such payments, if any, may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.